Good Harbor Tactical Equity Income Fund

Class A	Shares	GHTAX
Class C	Shares	GHTCX
Class I	Shares	GHTIX

(a series of Northern Lights Fund Trust III)

Supplement dated December 2, 2016
to the Prospectus dated February 1, 2016

Effective 60 days from the date of this Supplement, (i) the Good Harbor Tactical Equity Income Fund is changing its name to the Leland Real Asset Opportunities Fund and, as a result, (ii) the Fund will no longer be required to invest at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities although the Fund’s investment objective and investment strategy will remain the same.

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You should read this Supplement in conjunction with the Fund’s existing Prospectus and Statement of Additional Information, each dated February 1, 2016, which provide relevant information for all current and prospective shareholders. Please retain this Supplement for future reference. These documents have been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Funds at 1-877-270-2848.

Please retain this Supplement for future reference.